American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2065 Portfolio
April 30, 2024

One Choice Blend+ 2065 Portfolio - Schedule of Investments
APRIL 30, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.6%
Avantis U.S. Equity Fund G Class	102,026	1,667,106
Avantis U.S. Small Cap Value Fund G Class	9,120	147,923
Focused Dynamic Growth Fund G Class(2)	19,425	1,108,208
Focused Large Cap Value Fund G Class	107,716	1,106,240
Heritage Fund G Class	9,596	263,228
Mid Cap Value Fund G Class	16,856	264,813
Small Cap Growth Fund G Class(2)	7,129	148,504
		4,706,022
International Equity Funds — 28.3%
Avantis Emerging Markets Equity Fund G Class	18,121	208,024
Avantis International Equity Fund G Class	52,349	616,151
Emerging Markets Fund G Class	28,830	309,340
Focused International Growth Fund G Class	20,858	342,909
Global Real Estate Fund G Class	17,562	205,822
International Small-Mid Cap Fund G Class	14,292	139,349
Non-U.S. Intrinsic Value Fund G Class	36,627	343,566
		2,165,161
Domestic Fixed Income Funds — 7.3%
Avantis Core Fixed Income Fund G Class	51,268	415,787
High Income Fund G Class	12,462	105,175
Inflation-Adjusted Bond Fund G Class	3,700	37,740
		558,702
International Fixed Income Funds — 2.8%
Emerging Markets Debt Fund G Class	6,470	56,225
Global Bond Fund G Class	18,006	153,770
		209,995
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $6,939,078)		7,639,880
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$7,639,880

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$807	$777	$43	$126	$1,667	102	$(1)	$16
Avantis U.S. Small Cap Value Fund	74	70	5	9	148	9	—	2
Focused Dynamic Growth Fund(3)	536	489	55	138	1,108	19	(1)	—
Focused Large Cap Value Fund	530	591	50	35	1,106	108	(2)	30
Heritage Fund	127	120	8	24	263	10	—	1
Mid Cap Value Fund	127	143	6	1	265	17	(1)	10
Small Cap Growth Fund(3)	72	75	3	5	149	7	—	—
Avantis Emerging Markets Equity Fund	100	100	—	8	208	18	—	6
Avantis International Equity Fund	296	323	24	21	616	52	—	15
Emerging Markets Fund	152	152	2	7	309	29	—	6
Focused International Growth Fund	166	180	7	4	343	21	—	4
Global Real Estate Fund	99	111	3	(1)	206	18	—	6
International Small-Mid Cap Fund	67	70	3	5	139	14	—	2
Non-U.S. Intrinsic Value Fund	167	200	4	(19)	344	37	—	32
Avantis Core Fixed Income Fund	197	237	11	(7)	416	51	(1)	10
High Income Fund	50	56	2	1	105	12	—	4
Inflation-Adjusted Bond Fund	18	22	1	(1)	38	4	—	1
Emerging Markets Debt Fund	26	32	1	(1)	56	6	—	2
Global Bond Fund	73	84	3	—	154	18	—	3
	$3,684	$3,832	$231	$355	$7,640	552	$(6)	$150
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.